Acquisition of BasX Solutions November 18, 2021

Forward-Looking / Cautionary Statements Certain statements and information set forth in this presentation, including any oral statements made regarding the contents of this presentation, contain “forward-looking statements” and “forward-looking information” within the meaning of the Private Securities Litigation Reform Act of 1995 and as defined under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Except for statements of historical fact, certain information contained herein constitutes forward-looking statements which include management’s assessment of future plans and operations and are based on current internal expectations, estimates, projections, assumptions and beliefs, which may prove to be incorrect. Forward- looking statements are provided to allow potential investors the opportunity of management’s beliefs and opinions in respect of the future so that they may use such beliefs and opinions as one factor in evaluating an investment. Some of the forward-looking statements may be identified by words such as “may”, “plan”, “foresee”, “will”, “should”, “could”, “anticipate,” ”believe,” “expect,” “intend,” “potential,” “continue,” and similar expressions. While the Company’s management believes that these forward-looking statements are reasonable as and when made, these statements are not guarantees of future performance and undue reliance should not be placed on them. The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual future results to differ materially from the Company’s historical experience and its present expectations or projections. For additional information regarding known material factors that could cause the Company’s results to differ from its projected results, please see its filings with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The reader is cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement after they are made, whether as a result of new information, future events, or otherwise. This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), such as EBITDA and Adjusted EPS. While management believes that such measures are useful for investors, they should not be used as replacements for financial measures that are in accordance with GAAP. 2 AAON, Inc. - November 18, 2021

Company Overview

BASX SOLUTIONS

PROFILE

Description:
BasX Solutions is an industry leader in designing, engineering and manufacturing high-efficiency data center cooling solutions, cleanroom systems, custom HVAC systems and modular solutions

Headquarters:
Redmond, OR

Founded:
2012

Employees:
~260

2021E Sales:
~70M | 5-year CAGR: 45%

Manufacturing:
200,000 sq. ft.

Products:


Unitary Data Center Cooling Systems


High Density IT Cooling Systems


Cleanroom Plenum Systems


Custom Air Handling Units

SALES MIX


Data Centers
Cleanroom Systems
Commercial HVAC

CUSTOMERS

Google
Raytheon
Vapor
ThermoFisher SCIENTIFIC
NOVVA DATA CENTERS
Johnson & Johnson
MERCK

AAON

3 AAON, Inc. - November 18, 2021

AAON, Inc. - November 18, 20214 BasX Leadership DAVE BENSON BasX CEO & Co‐Founder Mr. Benson has 35 years of experience in the HVAC industry as the  HVAC design engineer and operations manager at Intel, past‐ President and Founder of Cleanpak and President and Founder of  Huntair.  He has pioneered the development and manufacturing  of many products that have shaped today’s industry standard of  air‐handling technology and efficiency. MATT TOBOLSKI PHD, SE BasX President & Co‐Founder Dr. Tobolski is an innovative and driven engineer, leader and  entrepreneur focused on developing value‐added products to  support a broad range of industries.  He is passionate about  working on multi‐disciplinary teams that strive to develop  efficient and forward thinking designs. Matt leads the strategic  direction of BasX and is heavily involved in project development  activities. “We have been familiar with BasX and their team for a  while now and we are extremely impressed with what  they accomplished since founding the company just nine  years ago.  Similar to AAON’s founder, BasX’s Co‐Founder  Dave Benson has been a visionary in our industry.  And  Matt Tobolski, BasX’s other Co‐Founder, is an extremely  talented leader and engineer that has been integral in  BasX’s success.  We view this acquisition more like a  partnership than a takeover.  As such, through this deal,  we feel AAON is gaining premier leadership talent.” ‐ Gary Fields, AAON President and CEO

AAON, Inc. - November 18, 20215 Summary Transaction Terms Financial Benefits of the Transaction Potential Synergies Transaction Terms Financing Timing  Upfront payment of $100M  Additional $80M payments are subject to earn‐out milestones that extend out through 2023  Acquisition of real estate property utilized by BasX expected by end of Q1 2022 for $22M  Excluding upfront acquisition‐related expenses and non‐cash purchase accounting  amortization costs, the Company anticipates the acquisition will be accretive to earnings  The full value of the earn‐outs reflect EBITDA more than doubling by 2023  Anticipate the combined entity will result in material cost savings over the following three years  Revenue synergies related to scale, cross‐selling opportunities and geographic footprint  Upfront payment of $100M financed with a combination of cash and borrowings on credit facility   Earn‐outs will be paid with AAON stock  Expected closing on equity acquisition by year‐end  Subject to customary closing conditions as well as signing of the real estate purchase agreement   Real estate closing expected by end of Q1 2022

AAON, Inc. - November 18, 20216 Strategic Rationale  Attractive End‐Markets o Provides AAON with exposure to the primary cooling data center market and the cleanroom systems market o Expands AAON’s custom air handling business   High Barriers to Entry   Customization  Innovation  Strong Leadership   Growth o Five‐year revenue CAGR of 45%, including estimated 45%+ in 2021E o Strong demand within the data center and cleanroom verticals  Profitability o EBITDA margins of mid‐to‐high double digits with a path to improve to the low‐20’s  Synergies o Cost Synergies • Opportunity related to material/component procurement, in‐house fan production and manufacturing best practices o Revenue Synergies • Ability to finance and support BasX long‐term growth potential • Cross‐selling opportunity • Geographic footprint • R&D

AAON, Inc. - November 18, 20217 Strong Player In Hyperscale Data Center Cooling 2018 2021E BasX Data Center Sales 100% CAGR BasX Attractive Growth Opportunity  The $6.5B U.S. data center cooling market is  expected to grow 10%‐12% annually over the  next four years  The biggest bottleneck to data center construction is cooling supply constraints  BasX has innovative cooling solutions for the  data center market that continue to gain  widespread acceptance  Three‐year sales CAGR of 100% in 2018‐2021E  Positioned to continue to outperform the market  BasX’s direct sales team has strong customer  relationships with blue chip companies  Multi‐year purchasing agreements and strong  backlog provides solid visibility  Unitary Data Center  Cooling Systems High Density IT Cooling Systems Products: Packaged DX Air Handling Units Custom Air Handling Units

Emerging Player In The Cleanroom Market


BasX Cleanroom Sales
40%
CAGR
2018
2021E

Products:



Cleanroom Plenum Systems



Modular Cleanrooms



Modular Agriculture Facilities

Customers:

MERCK

ThermoFisher SCIENTIFIC

Johnson & Johnson

BasX's Compelling Market Position

- The $8.1B U.S. cleanroom market is expected to grow ~7% annually over the next four years
- There is over 3 million square feet of cleanroom projects planned in the market in the near-term
- Attractive end-markets, including semiconductor, bio-pharmaceutical, medical and agriculture
- Strong backlog and robust bidding activity positions BasX to continue to outperform the market
- Best-in-class cleanroom sales and product team with decades of experience and relationships
- Differentiated solutions for its customers
- BasX has a strong position on several exceptional project opportunities that provide opportunity for large volume, low variability orders in semiconductor and product markets

8 AAON, Inc. - November 18, 2021

Custom Air Handling Units  AAON, Inc. - November 18, 20219 Complimentary Custom Air Handlers BasX’s High‐Growth Air Handling Business  The $3B U.S. air handling market is  expected to grow ~7% annually over the  next four years  Electric air‐source heat pump technology is  expected to take market share from traditional  commercial HVAC technology  Strong backlog and robust bidding activity positions BasX to continue to outperform the market  The air handling business will fully complement  AAON’s existing high‐growth air handling business  BasX provides differentiated solutions for AAON’s  existing customer base  In‐house fan development and manufacturing  team that will help AAON further vertically  integrate its supply chain 2018 2021E BasX Custom Air Handling Sales 6% CAGR Products: Packaged DX Air Handling Units Customers:

AAON, Inc. - November 18, 202110 Summary Attractive Commercial End‐Markets Highly Engineered Products High Barriers to Entry   Customization  Innovation  Strong Leadership Growth  Profitability  Synergies  Earnings Accretive